UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
May 12, 2010 (May 7, 2010)
(Date of earliest event reported)

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

13927 South Gessner Road
Missouri City, TX 77489
(Address of principal executive offices)

(713) 972-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition

On May 11, 2010, Global Geophysical Services, Inc., a Delaware corporation (the “Company”), issued a press release announcing its 2010 first quarter financial and operational results. A copy of the press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01     Regulation FD Disclosure

On May 7, 2010, the Company issued a press release announcing a conference call and webcast on May 11, 2010, to discuss its 2010 first quarter financial and operational results. The press release is attached hereto as exhibit 99.2, the contents of which are furnished in its entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

 ITEM 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 11, 2010, announcing the Company’s 2010 first quarter financial and operational results.
99.2	Press Release dated May 7, 2010, announcing the Company’s conference call and webcast on May 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

May 12, 2010	By: /s/ P. Mathew Verghese
P. Mathew Verghese Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated May 11, 2010, announcing the Company’s 2010 first quarter financial and operational results.
99.2	Press Release dated May 7, 2010, announcing the Company’s conference call and webcast on May 11, 2010.